UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2022

CLEARBRIDGE

DIVIDEND STRATEGY FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks dividend income, growth of dividend income and long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Dividend Strategy Fund for the twelve-month reporting period ended December 31, 2022. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2023

II	ClearBridge Dividend Strategy Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks dividend income, growth of dividend income and long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other investments with similar economic characteristics that pay dividends or are expected to initiate their dividends over time. This policy includes companies that we expect to initiate dividend payments within the next 12 to 24 months. We believe that high quality companies with strong balance sheets coupled with strong dividend profiles are attractive candidates for long-term investment.

The Fund invests primarily in common stocks. Equity securities in which the Fund may invest also include preferred securities, convertible securities, securities of other investment companies and of real estate investment companies (“REITs”), warrants and rights. The Fund may invest up to 50% of its net assets in equity securities of foreign issuers, either directly or through depositary receipts. The foreign issuers in which the Fund may invest include issuers that are organized outside the United States and conduct their operations in the United States and other countries (commonly known as “multi-national companies”) and other foreign issuers with market capitalizations generally of at least $10 billion. The Fund may invest in issuers of any size.

We, as portfolio managers, look for companies that we believe have assets or earnings power that are either unrecognized or undervalued. We typically emphasize dividend-paying equity securities with a focus placed upon current dividend levels as well as dividend growth over time. We also look for potential for capital appreciation, sound or improving balance sheets, and effective management teams that exhibit a desire to earn consistent returns for shareholders. We may also consider the companies’ past growth rates, future earnings prospects, technological innovation and recognized industry leadership, as well as general market and economic factors. We will reassess any company held by the Fund that reduces or terminates its dividend payments to determine whether the Fund will continue to hold the security.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Equity markets took a defensive shift during the twelve-month reporting period ended December 31, 2022, resulting in a 18.11% decline in the S&P 500 Indexi. Within the S&P 500 Index, rising interest rates created headwinds for stocks in the communication services (-40.37%), consumer discretionary (-37.03%) and information technology (“IT”) (-27.98%) sectors investing to generate profits far into the future. Energy (+65.72%) was the clear winner amid elevated oil and gas prices and an ongoing energy crisis in Europe, while more defensive areas also outperformed, including utilities (+1.54%), consumer staples (-0.62%) and health care (-2.00%).

Rising inflation prompted the Federal Reserve Board (the “Fed”) to take on a more hawkish stance, accelerating the tapering of asset purchases and increasing rate hike projections. This drove equities, in particular higher-growth companies, to sell-off entering 2022.

ClearBridge Dividend Strategy Fund 2022 Annual Report	1

Fund overview (cont’d)

Russia’s invasion of Ukraine in February further disrupted global supply chains and reduced global commodity reserves due to the sanctions levied on Russia, the world’s eleventh largest economy. The conflict increased the probability of a recession in Europe, which investors feared could spread to other developed economies. Oil and gas prices spiked, lifting the energy sector and driving further inflation. The yield for the ten-year Treasury note rose from 1.63% to 2.33% in the first quarter of 2022.

The second quarter brought more of the same, with persistent inflation prompting central banks to take more hawkish stances. The Fed raised the federal funds rate by 50 basis points in May and 75 basis points in June. These hikes jarred financial markets, significantly compressing equity multiples. Defensive sectors led the market, along with the energy sector, while mega cap growth stocks sold-off. Concerns over companies’ ability to maintain current margins increased, as did the probability of a “hard landing” for the economy. The yield for the ten-year Treasury note rose to 3.01%.

A bear market rally followed in July, with investors bidding up growth stocks in particular in the hopes a policy-engineered recession would spur a reversal in Fed policy. Such hopes were disappointed in August when candid statements by Fed Chair Powell signaled the Fed’s intent to continue raising rates beyond previous targets, regardless of the economic consequences. Higher bond yields — the yield for the ten-year Treasury note rose to 3.83% in the third quarter of 2022 — helped strengthen the U.S. dollar, reducing overseas revenues for multinational companies.

Emerging evidence of a slowing economy, which might prompt an early Fed pivot from its tightening regime, along with some better-than-expected earnings, helped equities to close out the reporting period. After edging up above 4%, the yield for the ten-year Treasury note ended the reporting period at 3.88%, up over 200 basis points for the reporting period, as the Fed signaled a higher-for-longer future for interest rates and a recession became the base case for 2023.

Q. How did we respond to these changing market conditions?

A. We took advantage of this reporting period sell-off to initiate several new positions, including in natural gas E&Ps Chesapeake and EQT as well as copper producer Freeport-McMoRan, companies providing critical materials to displace oil and coal and enable electrification, respectively. We also found attractive entry points in enterprise software company SAP, a major player in the cloud transition where it should enjoy predictable and higher-quality revenues, and General Motors, which reinstated its dividend, is poised to launch several new electric vehicles in 2023 and offers optionality from new software business models. We also took advantage of a swoon in REIT prices to high-grade our real estate exposure. Amid prolonged concerns regarding work-from-home’s long-term impact to office fundamentals, we exited Boston Properties and bought apartment REIT AvalonBay Communities, one of the largest apartment owners in the country, with a portfolio of high-quality, suburban properties in coastal markets with relatively high barriers to entry.

2	ClearBridge Dividend Strategy Fund 2022 Annual Report

Challenging valuations combined with rising headwinds led us to concentrate and consolidate the portfolio in our highest-confidence names. We exited renewable energy utility NextEra Energy, water treatment and cleaning company Ecolab, animal health care company Zoetis, regional bank U.S. Bancorp and alternative asset manager Blackstone.

Performance Review

For the twelve months ended December 31, 2022, Class A shares of ClearBridge Dividend Strategy Fund, excluding sales charges, returned -8.40%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned -18.11% for the same period. The Lipper Equity Income Funds Category Averageii returned -7.36% over the same time frame.

Performance Snapshot as of December 31, 2022 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Dividend Strategy Fund:
Class 1[1]	4.24%	-8.16%
Class A	4.08%	-8.40%
Class C	3.72%	-9.05%
Class FI	4.14%	-8.32%
Class R	3.92%	-8.71%
Class I	4.24%	-8.15%
Class IS	4.29%	-8.07%
S&P 500 Index	2.31%	-18.11%
Lipper Equity Income Funds Category Average	4.97%	-7.36%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2022, the gross total annual fund operating expense ratios for Class 1, Class A, Class C, Class FI, Class R, Class I and Class IS shares were 0.73%, 1.02%, 1.74%, 0.97%, 1.37%, 0.73% and 0.68%, respectively.

[1]

The Fund’s Class 1 shares are closed to all purchases and incoming exchanges. Investors owning Class 1 shares may continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

ClearBridge Dividend Strategy Fund 2022 Annual Report	3

Fund overview (cont’d)

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund had positive returns in three of the eleven economic sectors in which it was invested during the reporting period, with the greatest contribution to returns coming from the energy and health care sectors.

Relative to the benchmark, overall stock allocation and sector allocation was beneficial. Stock selection in the IT, industrials, financials, health care, communication services and consumer discretionary sectors, overweights to energy, consumer staples, industrials, utilities, financials and materials sector and underweights to the consumer discretionary, IT and communication services sectors were particularly beneficial.

In terms of individual Fund holdings, leading contributors to performance for the reporting period included Merck, Williams Companies, Raytheon Technologies, Northrop Grumman and Pioneer Natural Resources.

Q. What were the leading detractors from performance?

A. Main absolute detractors included the IT, communication services and materials sectors.

Relative to the benchmark, stock selection in the energy and materials sectors and an underweight to health care detracted.

In terms of individual Fund holdings, leading detractors from performance for the reporting period included Microsoft, Apple, Comcast, Walt Disney and Intel.

Q. Were there any significant changes to the Fund during the reporting period?

A. Over the course of the reporting period, in addition to portfolio activity outlined above, we initiated a new position in Intel in the IT sector and closed positions in Otis in the industrials sector and Public Service Enterprise in the utilities sector.

Thank you for your investment in ClearBridge Dividend Strategy Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

John Baldi

Fund Manager

ClearBridge Investments, LLC

4	ClearBridge Dividend Strategy Fund 2022 Annual Report

Michael Clarfeld, CFA

Fund Manager

ClearBridge Investments, LLC

Peter Vanderlee, CFA

Fund Manager

ClearBridge Investments, LLC

January 18, 2023

RISKS: Equity securities are subject to price and market fluctuations. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. Real estate investment trusts (“REITs”) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Dividends are not guaranteed, and a company may reduce or eliminate its dividend at any time. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Fund holdings and breakdowns are as of December 31, 2022 and are subject to change and may not be representative of the Fund managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of December 31, 2022 were: Microsoft Corp. (4.4%), Apple Inc. (3.7%), Raytheon Technologies Corp. (3.6%), Williams Cos. Inc. (3.1%), Apollo Global Management Inc. (3.0%), Linde PLC (2.9%), Becton Dickinson and Co. (2.9%), Enbridge Inc. (2.8%), Johnson & Johnson (2.8%), and Merck & Co. Inc. (2.8%). Please refer to pages 12 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2022 were: information technology (20.5%), financials (15.1%), health care (12.9%), industrials (10.5%) and energy (9.3%). The Fund’s Fund composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

ClearBridge Dividend Strategy Fund 2022 Annual Report	5

Fund overview (cont’d)

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

ii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 471 funds for the six-month period and among the 466 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	ClearBridge Dividend Strategy Fund 2022 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2022 and December 31, 2021. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

ClearBridge Dividend Strategy Fund 2022 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2022 and held for the six months ended December 31, 2022.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	4.24%	$1,000.00	$1,042.40	0.74%	$3.81	Class 1	5.00%	$1,000.00	$1,021.48	0.74%	$3.77
Class A	4.08	1,000.00	1,040.80	1.03	5.30	Class A	5.00	1,000.00	1,020.01	1.03	5.24
Class C	3.72	1,000.00	1,037.20	1.75	8.99	Class C	5.00	1,000.00	1,016.38	1.75	8.89
Class FI	4.14	1,000.00	1,041.40	0.95	4.89	Class FI	5.00	1,000.00	1,020.42	0.95	4.84
Class R	3.92	1,000.00	1,039.20	1.37	7.04	Class R	5.00	1,000.00	1,018.30	1.37	6.97
Class I	4.24	1,000.00	1,042.40	0.74	3.81	Class I	5.00	1,000.00	1,021.48	0.74	3.77
Class IS	4.29	1,000.00	1,042.90	0.65	3.35	Class IS	5.00	1,000.00	1,021.93	0.65	3.31

8	ClearBridge Dividend Strategy Fund 2022 Annual Report

[1]	For the six months ended December 31, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

ClearBridge Dividend Strategy Fund 2022 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/22	-8.16%	-8.40%	-9.05%	-8.32%	-8.71%	-8.15%	-8.07%
Five Years Ended 12/31/22	9.44	9.13	8.36	9.20	8.78	9.46	9.52
Ten Years Ended 12/31/22	11.41	11.11	10.33	N/A	10.77	11.45	N/A
Inception* through 12/31/22	—	—	—	9.88	—	—	10.51

With sales charges[2]	Class 1	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/22	-8.16%	-13.66%	-9.92%	-8.32%	-8.71%	-8.15%	-8.07%
Five Years Ended 12/31/22	9.44	7.85	8.36	9.20	8.78	9.46	9.52
Ten Years Ended 12/31/22	11.41	10.45	10.33	N/A	10.77	11.45	N/A
Inception* through 12/31/22	—	—	—	9.88	—	—	10.51

Cumulative total returns

Without sales charges[1]
Class 1 (12/31/12 through 12/31/22)	194.55%
Class A (12/31/12 through 12/31/22)	186.68
Class C (12/31/12 through 12/31/22)	167.18
Class FI (Inception date of 5/16/13 through 12/31/22)	147.64
Class R (12/31/12 through 12/31/22)	178.22
Class I (12/31/12 through 12/31/22)	195.62
Class IS (Inception date of 4/10/13 through 12/31/22)	164.22

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.50% (5.75% prior to August 15, 2022). Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class 1, A, C, FI, R, I and IS shares are April 29, 2011, November 6, 1992, June 15, 1998, May 16, 2013, February 2, 2012, February 7, 1996 and April 10, 2013, respectively.

10	ClearBridge Dividend Strategy Fund 2022 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of ClearBridge Dividend Strategy Fund vs. S&P 500 Index† — December 2012 - December 2022

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of ClearBridge Dividend Strategy Fund on December 31, 2012, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2022. The hypothetical illustration also assumes a $10,000 investment in the S&P 500 Index. The S&P 500 Index (the “Index”) is an unmanaged index of the stocks of 500 leading companies and is generally representative of the performance of larger companies in the U.S. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class A shares’ performance indicated on this chart, depending on whether greater or lesser charges and fees were incurred by shareholders investing in the other classes.

Prior to May 1, 2015, the Fund had a different investment objective and followed different investment strategies under the name ClearBridge Equity Income Fund.

ClearBridge Dividend Strategy Fund 2022 Annual Report	11

Schedule of investments

December 31, 2022

ClearBridge Dividend Strategy Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 98.7%
Communication Services — 4.1%
Diversified Telecommunication Services — 0.7%
Verizon Communications Inc.	1,327,796	$52,315,162
Entertainment — 1.1%
Walt Disney Co.	911,270	79,171,138	*
Media — 2.3%
Comcast Corp., Class A Shares	4,550,890	159,144,623
Total Communication Services		290,630,923
Consumer Discretionary — 3.0%
Automobiles — 0.7%
General Motors Co.	1,368,500	46,036,340
Specialty Retail — 2.3%
Home Depot Inc.	518,470	163,763,934
Total Consumer Discretionary		209,800,274
Consumer Staples — 9.2%
Beverages — 2.3%
Coca-Cola Co.	2,507,040	159,472,814
Food Products — 4.4%
Mondelez International Inc., Class A Shares	2,438,710	162,540,021
Nestle SA, ADR	1,267,340	146,174,996
Total Food Products		308,715,017
Household Products — 2.5%
Procter & Gamble Co.	1,158,940	175,648,947
Total Consumer Staples		643,836,778
Energy — 9.3%
Oil, Gas & Consumable Fuels — 9.3%
Chesapeake Energy Corp.	910,550	85,928,604
Enbridge Inc.	5,040,133	197,069,200
EQT Corp.	1,922,910	65,052,045
Pioneer Natural Resources Co.	382,720	87,409,421
Williams Cos. Inc.	6,671,400	219,489,060
Total Energy		654,948,330
Financials — 15.1%
Banks — 6.2%
Bank of America Corp.	4,669,750	154,662,120
JPMorgan Chase & Co.	1,405,510	188,478,891
PNC Financial Services Group Inc.	595,090	93,988,514
Total Banks		437,129,525

See Notes to Financial Statements.

12	ClearBridge Dividend Strategy Fund 2022 Annual Report

ClearBridge Dividend Strategy Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Diversified Financial Services — 3.1%
Apollo Global Management Inc.	3,355,054	$ 214,018,895
Insurance — 5.8%
American International Group Inc.	1,910,600	120,826,344
MetLife Inc.	1,753,015	126,865,696
Travelers Cos. Inc.	844,260	158,290,307
Total Insurance		405,982,347
Total Financials		1,057,130,767
Health Care — 12.9%
Health Care Equipment & Supplies — 2.8%
Becton Dickinson and Co.	788,750	200,579,125
Health Care Providers & Services — 2.6%
UnitedHealth Group Inc.	340,830	180,701,250
Pharmaceuticals — 7.5%
Johnson & Johnson	1,114,307	196,842,332
Merck & Co. Inc.	1,761,290	195,415,125
Pfizer Inc.	2,566,050	131,484,402
Total Pharmaceuticals		523,741,859
Total Health Care		905,022,234
Industrials — 10.5%
Aerospace & Defense — 5.1%
Northrop Grumman Corp.	188,000	102,574,680
Raytheon Technologies Corp.	2,522,580	254,578,774
Total Aerospace & Defense		357,153,454
Air Freight & Logistics — 2.0%
United Parcel Service Inc., Class B Shares	801,100	139,263,224
Commercial Services & Supplies — 1.5%
Waste Management Inc.	673,440	105,649,267
Road & Rail — 1.9%
Union Pacific Corp.	639,470	132,415,053
Total Industrials		734,480,998
Information Technology — 20.5%
Communications Equipment — 1.3%
Cisco Systems Inc.	1,995,200	95,051,328
IT Services — 4.0%
Mastercard Inc., Class A Shares	369,360	128,437,553
Visa Inc., Class A Shares	718,530	149,281,793
Total IT Services		277,719,346
Semiconductors & Semiconductor Equipment — 3.2%
Broadcom Inc.	185,570	103,757,754

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2022 Annual Report	13

Schedule of investments (cont’d)

December 31, 2022

ClearBridge Dividend Strategy Fund

(Percentages shown based on Fund net assets)

Security			Shares	Value
Semiconductors & Semiconductor Equipment — continued
Intel Corp.			2,576,200	$ 68,088,966
Texas Instruments Inc.			314,340	51,935,255
Total Semiconductors & Semiconductor Equipment				223,781,975
Software — 8.3%
Microsoft Corp.			1,296,450	310,914,639
Oracle Corp.			1,819,030	148,687,512
SAP SE			1,214,900	125,427,172	(a)
Total Software				585,029,323
Technology Hardware, Storage & Peripherals — 3.7%
Apple Inc.			1,984,592	257,858,038
Total Information Technology				1,439,440,010
Materials — 7.6%
Chemicals — 4.6%
Linde PLC			622,820	203,151,427
PPG Industries Inc.			958,740	120,551,968
Total Chemicals				323,703,395
Construction Materials — 2.2%
Vulcan Materials Co.			886,390	155,215,753
Metals & Mining — 0.8%
Freeport-McMoRan Inc.			1,464,850	55,664,300
Total Materials				534,583,448
Real Estate — 3.0%
Equity Real Estate Investment Trusts (REITs) — 3.0%
American Tower Corp.			483,630	102,461,852
AvalonBay Communities Inc.			688,300	111,174,216
Total Real Estate				213,636,068
Utilities — 3.5%
Electric Utilities — 1.0%
Edison International			1,074,200	68,340,604
Multi-Utilities — 2.5%
Sempra Energy			1,157,510	178,881,595
Total Utilities				247,222,199
Total Common Stocks (Cost — $3,951,096,221)				6,930,732,029

	Rate	Maturity Date	Face Amount
Asset-Backed Securities — 0.0%††
Finance America NIM Trust, 2004-1 A (Cost — $73,449)	5.250%	6/27/34	$73,417	1	*(b)(c)
Total Investments before Short-Term Investments (Cost — $3,951,169,670)				6,930,732,030

See Notes to Financial Statements.

14	ClearBridge Dividend Strategy Fund 2022 Annual Report

ClearBridge Dividend Strategy Fund

(Percentages shown based on Fund net assets)

Security	Rate	Shares	Value
Short-Term Investments — 1.3%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	3.845%	73,918,375	$73,918,375	(d)
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	4.024%	18,479,593	18,479,593	(d)(e)
Total Short-Term Investments (Cost — $92,397,968)			92,397,968
Total Investments — 100.0% (Cost — $4,043,567,638)			7,023,129,998
Liabilities in Excess of Other Assets — (0.0)%††			(96,007)
Total Net Assets — 100.0%			$7,023,033,991

††	Represents less than 0.1%.

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)	The coupon payment on this security is currently in default as of December 31, 2022.

(d)	Rate shown is one-day yield as of the end of the reporting period.

(e)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At December 31, 2022, the total market value of investments in Affiliated Companies was $18,479,593 and the cost was $18,479,593 (Note 8).

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2022 Annual Report	15

Statement of assets and liabilities

December 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost — $4,025,088,045)	$7,004,650,405
Investments in affiliated securities, at value (Cost — $18,479,593)	18,479,593
Dividends receivable from unaffiliated investments	6,970,198
Receivable for Fund shares sold	3,963,529
Dividends receivable from affiliated investments	114,429
Prepaid expenses	77,027
Total Assets	7,034,255,181

Liabilities:
Payable for Fund shares repurchased	4,816,417
Investment management fee payable	3,904,778
Transfer agent fees payable	1,274,931
Service and/or distribution fees payable	1,002,022
Trustees’ fees payable	107,053
Interest expense payable	2,960
Accrued expenses	113,029
Total Liabilities	11,221,190
Total Net Assets	$7,023,033,991

Net Assets:
Par value (Note 7)	$2,613
Paid-in capital in excess of par value	3,897,896,033
Total distributable earnings (loss)	3,125,135,345
Total Net Assets	$7,023,033,991

See Notes to Financial Statements.

16	ClearBridge Dividend Strategy Fund 2022 Annual Report

Net Assets:
Class 1	$1,513,387,308
Class A	$4,245,626,456
Class C	$84,026,841
Class FI	$757,330
Class R	$39,670,130
Class I	$1,059,840,010
Class IS	$79,725,916

Shares Outstanding:
Class 1	56,590,780
Class A	158,847,367
Class C	3,200,234
Class FI	28,421
Class R	1,496,005
Class I	38,288,915
Class IS	2,876,318

Net Asset Value:
Class 1 (and redemption price)	$26.74
Class A (and redemption price)	$26.73
Class C*	$26.26
Class FI (and redemption price)	$26.65
Class R (and redemption price)	$26.52
Class I (and redemption price)	$27.68
Class IS (and redemption price)	$27.72
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.50%; 5.75% prior to August 15, 2022)	$28.29

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2022 Annual Report	17

Statement of operations

For the Year Ended December 31, 2022

Investment Income:
Dividends from unaffiliated investments	$190,918,501
Dividends from affiliated investments	389,126
Less: Foreign taxes withheld	(2,754,681)
Total Investment Income	188,552,946

Expenses:
Investment management fee (Note 2)	46,396,810
Service and/or distribution fees (Notes 2 and 5)	11,932,203
Transfer agent fees (Note 5)	6,608,335
Trustees’ fees	578,052
Registration fees	210,925
Fund accounting fees	137,343
Legal fees	115,490
Shareholder reports	60,320
Audit and tax fees	52,385
Commitment fees (Note 9)	47,292
Custody fees	41,365
Insurance	34,632
Miscellaneous expenses	33,569
Total Expenses	66,248,721
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(15,973)
Net Expenses	66,232,748
Net Investment Income	122,320,198

Realized and Unrealized Gain (Loss)on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	349,617,866
Foreign currency transactions	(150,869)
Net Realized Gain	349,466,997
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(1,122,657,719)
Foreign currencies	3,843
Change in Net Unrealized Appreciation (Depreciation)	(1,122,653,876)
Net Loss on Investments and Foreign Currency Transactions	(773,186,879)
Decrease in Net Assets From Operations	$(650,866,681)

See Notes to Financial Statements.

18	ClearBridge Dividend Strategy Fund 2022 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2022	2021

Operations:
Net investment income	$122,320,198	$75,318,257
Net realized gain	349,466,997	732,323,162
Change in net unrealized appreciation (depreciation)	(1,122,653,876)	904,691,164
Increase (Decrease) in Net Assets From Operations	(650,866,681)	1,712,332,583

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(389,932,778)	(720,494,523)
Decrease in Net Assets From Distributions to Shareholders	(389,932,778)	(720,494,523)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	720,474,700	610,707,404
Reinvestment of distributions	383,411,622	707,151,331
Cost of shares repurchased	(888,887,034)	(1,497,799,670)
Increase (Decrease) in Net Assets From Fund Share Transactions	214,999,288	(179,940,935)
Increase (Decrease) in Net Assets	(825,800,171)	811,897,125

Net Assets:
Beginning of year	7,848,834,162	7,036,937,037
End of year	$7,023,033,991	$7,848,834,162

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2022 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class 1 Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$30.89	$26.95	$25.56	$21.01	$23.53

Income (loss) from operations:
Net investment income	0.53	0.37	0.36	0.38	0.38
Net realized and unrealized gain (loss)	(3.08)	6.72	1.57	6.11	(1.45)
Total income (loss) from operations	(2.55)	7.09	1.93	6.49	(1.07)

Less distributions from:
Net investment income	(0.55)	(0.34)	(0.38)	(0.40)	(0.40)
Net realized gains	(1.05)	(2.81)	(0.16)	(1.54)	(1.05)
Total distributions	(1.60)	(3.15)	(0.54)	(1.94)	(1.45)

Net asset value, end of year	$26.74	$30.89	$26.95	$25.56	$21.01
Total return[2]	(8.16)%	26.87%	7.93%	31.26%	(4.88)%

Net assets, end of year (millions)	$1,513	$1,777	$1,525	$1,542	$1,282

Ratios to average net assets:
Gross expenses	0.74%	0.73%	0.76%	0.76%	0.77%
Net expenses[3]	0.74 [4]	0.73 [4]	0.76 [4]	0.76 [4]	0.77
Net investment income	1.89	1.22	1.48	1.56	1.62

Portfolio turnover rate	22%	10%	13%	14%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed 1.15%. In addition, the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	ClearBridge Dividend Strategy Fund 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$30.87	$26.94	$25.55	$21.00	$23.52

Income (loss) from operations:
Net investment income	0.45	0.28	0.29	0.31	0.31
Net realized and unrealized gain (loss)	(3.07)	6.71	1.58	6.11	(1.45)
Total income (loss) from operations	(2.62)	6.99	1.87	6.42	(1.14)

Less distributions from:
Net investment income	(0.47)	(0.25)	(0.32)	(0.33)	(0.33)
Net realized gains	(1.05)	(2.81)	(0.16)	(1.54)	(1.05)
Total distributions	(1.52)	(3.06)	(0.48)	(1.87)	(1.38)

Net asset value, end of year	$26.73	$30.87	$26.94	$25.55	$21.00
Total return[2]	(8.40)%	26.48%	7.62%	30.92%	(5.16)%

Net assets, end of year (millions)	$4,246	$4,702	$3,823	$3,702	$2,836

Ratios to average net assets:
Gross expenses	1.02%	1.02%	1.05%	1.04%	1.06%
Net expenses[3,4]	1.02	1.02	1.05	1.04	1.06
Net investment income	1.61	0.94	1.20	1.28	1.34

Portfolio turnover rate	22%	10%	13%	14%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2022 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$30.34	$26.51	$25.15	$20.69	$23.19

Income (loss) from operations:
Net investment income	0.24	0.06	0.12	0.14	0.15
Net realized and unrealized gain (loss)	(3.01)	6.61	1.56	6.01	(1.43)
Total income (loss) from operations	(2.77)	6.67	1.68	6.15	(1.28)

Less distributions from:
Net investment income	(0.26)	(0.03)	(0.16)	(0.15)	(0.17)
Net realized gains	(1.05)	(2.81)	(0.16)	(1.54)	(1.05)
Total distributions	(1.31)	(2.84)	(0.32)	(1.69)	(1.22)

Net asset value, end of year	$26.26	$30.34	$26.51	$25.15	$20.69
Total return[2]	(9.05)%	25.57%	6.86%	29.99%	(5.82)%

Net assets, end of year (000s)	$84,027	$106,255	$133,121	$188,514	$295,381

Ratios to average net assets:
Gross expenses	1.75%	1.74%	1.74%	1.75%	1.75%
Net expenses[3,4]	1.75	1.74	1.74	1.75	1.75
Net investment income	0.87	0.20	0.51	0.58	0.65

Portfolio turnover rate	22%	10%	13%	14%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	ClearBridge Dividend Strategy Fund 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class FI Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$30.78	$26.87	$25.49	$20.96	$23.49

Income (loss) from operations:
Net investment income	0.47	0.30	0.30	0.33	0.32
Net realized and unrealized gain (loss)	(3.06)	6.69	1.58	6.09	(1.45)
Total income (loss) from operations	(2.59)	6.99	1.88	6.42	(1.13)

Less distributions from:
Net investment income	(0.49)	(0.27)	(0.34)	(0.35)	(0.35)
Net realized gains	(1.05)	(2.81)	(0.16)	(1.54)	(1.05)
Total distributions	(1.54)	(3.08)	(0.50)	(1.89)	(1.40)

Net asset value, end of year	$26.65	$30.78	$26.87	$25.49	$20.96
Total return[2]	(8.32)%	26.54%	7.71%	30.91%	(5.09)%

Net assets, end of year (000s)	$757	$864	$736	$420	$181

Ratios to average net assets:
Gross expenses	0.95%	0.97%	0.97%	0.99%	1.07%
Net expenses[3]	0.95 [4]	0.97 [4]	0.97 [4]	0.99 [4]	1.07
Net investment income	1.68	0.99	1.26	1.33	1.40

Portfolio turnover rate	22%	10%	13%	14%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2022 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class R Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$30.63	$26.75	$25.37	$20.86	$23.37

Income (loss) from operations:
Net investment income	0.35	0.18	0.21	0.23	0.24
Net realized and unrealized gain (loss)	(3.04)	6.66	1.57	6.07	(1.44)
Total income (loss) from operations	(2.69)	6.84	1.78	6.30	(1.20)

Less distributions from:
Net investment income	(0.37)	(0.15)	(0.24)	(0.25)	(0.26)
Net realized gains	(1.05)	(2.81)	(0.16)	(1.54)	(1.05)
Total distributions	(1.42)	(2.96)	(0.40)	(1.79)	(1.31)

Net asset value, end of year	$26.52	$30.63	$26.75	$25.37	$20.86
Total return[2]	(8.71)%	26.03%	7.27%	30.47%	(5.41)%

Net assets, end of year (000s)	$39,670	$48,912	$44,349	$51,821	$42,214

Ratios to average net assets:
Gross expenses	1.37%	1.37%	1.37%	1.36%	1.38%
Net expenses[3]	1.37 [4]	1.37 [4]	1.37 [4]	1.36 [4]	1.38
Net investment income	1.25	0.59	0.87	0.96	1.02

Portfolio turnover rate	22%	10%	13%	14%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	ClearBridge Dividend Strategy Fund 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$31.91	$27.76	$26.31	$21.58	$24.13

Income (loss) from operations:
Net investment income	0.55	0.37	0.37	0.40	0.40
Net realized and unrealized gain (loss)	(3.18)	6.93	1.63	6.28	(1.49)
Total income (loss) from operations	(2.63)	7.30	2.00	6.68	(1.09)

Less distributions from:
Net investment income	(0.55)	(0.34)	(0.39)	(0.41)	(0.41)
Net realized gains	(1.05)	(2.81)	(0.16)	(1.54)	(1.05)
Total distributions	(1.60)	(3.15)	(0.55)	(1.95)	(1.46)

Net asset value, end of year	$27.68	$31.91	$27.76	$26.31	$21.58
Total return[2]	(8.15)%	26.83%	7.96%	31.31%	(4.85)%

Net assets, end of year (millions)	$1,060	$1,123	$1,346	$1,218	$1,091

Ratios to average net assets:
Gross expenses	0.74%	0.73%	0.74%	0.73%	0.74%
Net expenses[3]	0.74 [4]	0.73 [4]	0.74 [4]	0.73 [4]	0.74
Net investment income	1.89	1.20	1.52	1.59	1.66

Portfolio turnover rate	22%	10%	13%	14%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2022 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$31.95	$27.79	$26.34	$21.61	$24.16

Income (loss) from operations:
Net investment income	0.57	0.40	0.38	0.41	0.41
Net realized and unrealized gain (loss)	(3.18)	6.92	1.64	6.28	(1.49)
Total income (loss) from operations	(2.61)	7.32	2.02	6.69	(1.08)

Less distributions from:
Net investment income	(0.57)	(0.35)	(0.41)	(0.42)	(0.42)
Net realized gains	(1.05)	(2.81)	(0.16)	(1.54)	(1.05)
Total distributions	(1.62)	(3.16)	(0.57)	(1.96)	(1.47)

Net asset value, end of year	$27.72	$31.95	$27.79	$26.34	$21.61
Total return[2]	(8.07)%	26.90%	8.02%	31.34%	(4.79)%

Net assets, end of year (000s)	$79,726	$91,355	$164,387	$105,725	$28,125

Ratios to average net assets:
Gross expenses	0.66%	0.68%	0.68%	0.67%	0.68%
Net expenses[3]	0.66 [4]	0.68 [4]	0.68 [4]	0.67 [4]	0.68
Net investment income	1.97	1.31	1.52	1.62	1.72

Portfolio turnover rate	22%	10%	13%	14%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.70%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	ClearBridge Dividend Strategy Fund 2022 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Dividend Strategy Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. This may include using an independent third party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time).

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily

ClearBridge Dividend Strategy Fund 2022 Annual Report	27

Notes to financial statements (cont’d)

valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

28	ClearBridge Dividend Strategy Fund 2022 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks:
Information Technology	$1,314,012,838	$125,427,172	—	$1,439,440,010
Other Common Stocks	5,491,292,019	—	—	5,491,292,019
Asset-Backed Securities	—	1	—	1
Total Long-Term Investments	6,805,304,857	125,427,173	—	6,930,732,030
Short-Term Investments†	92,397,968	—	—	92,397,968
Total Investments	$6,897,702,825	$125,427,173	—	$7,023,129,998

*

As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of,

ClearBridge Dividend Strategy Fund 2022 Annual Report	29

Notes to financial statements (cont’d)

among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the

30	ClearBridge Dividend Strategy Fund 2022 Annual Report

ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees are paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(18,504,327)	$18,504,327

(a)

Reclassifications are due to differences between actual and estimated information for the prior year related to the Fund’s investments in REIT securities and distributions paid in connection with the redemption of Fund shares.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

ClearBridge Dividend Strategy Fund 2022 Annual Report	31

Notes to financial statements (cont’d)

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.600
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the Fund’s cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays ClearBridge a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1, Class A, Class C, Class FI, Class R, Class I and Class IS shares did not exceed

1.15%, 1.15%, 1.90%, 1.15%, 1.40%, 0.80% and 0.70%, respectively. In addition, the ratio of total annual fund operating expenses for Class 1 and Class IS shares did not exceed the ratio of total annual fund operating expenses for Class A and Class I shares, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2022, fees waived and/or expenses reimbursed amounted to $15,973, which included an affiliated money market fund waiver of $15,897.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive

32	ClearBridge Dividend Strategy Fund 2022 Annual Report

distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 5.50% (5.75% prior to August 15, 2022) for Class A shares. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2022, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

Class A
Sales charges	$1,237,248
CDSCs	—

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,549,541,277
Sales	1,644,814,385

At December 31, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$4,041,851,251	$3,013,562,977	$(32,284,230)	$2,981,278,747

4. Derivative instruments and hedging activities

During the year ended December 31, 2022, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

ClearBridge Dividend Strategy Fund 2022 Annual Report	33

Notes to financial statements (cont’d)

For the year ended December 31, 2022, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class 1	—		$1,132,942
Class A	$10,806,354	†	4,537,271
Class C	911,177		76,327
Class FI	1,913		253
Class R	212,759		87,100
Class I	—		778,162
Class IS	—		(3,720)
Total	$11,932,203		$6,608,335

†	Amount shown is exclusive of expense reimbursements. For the year ended December 31, 2022, the service and/or distribution fees reimbursed amounted to $76 for Class A shares.

For the year ended December 31, 2022, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	$3,492
Class A	9,652
Class C	198
Class FI	2
Class R	94
Class I	2,360
Class IS	175
Total	$15,973

6. Distributions to shareholders by class

	Year Ended December 31, 2022	Year Ended December 31, 2021
Net Investment Income:
Class 1	$30,567,333	$18,255,190
Class A	71,866,984	35,598,433
Class C	843,659	112,888
Class FI	13,355	7,126
Class R	549,520	227,395
Class I	20,083,611	11,431,890
Class IS	1,544,617	1,131,745
Total	$125,469,079	$66,764,667

34	ClearBridge Dividend Strategy Fund 2022 Annual Report

	Year Ended December 31, 2022	Year Ended December 31, 2021
Net Realized Gains:
Class 1	$57,631,692	$147,927,973
Class A	160,405,105	393,052,222
Class C	3,269,192	9,067,429
Class FI	28,524	72,984
Class R	1,530,655	4,135,083
Class I	38,703,314	91,903,000
Class IS	2,895,217	7,571,165
Total	$264,463,699	$653,729,856

7. Shares of beneficial interest

At December 31, 2022, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount

Class 1
Shares sold	—	—	—	—
Shares issued on reinvestment	3,307,299	$88,196,667	5,588,932	$166,172,901
Shares repurchased	(4,229,887)	(119,826,721)	(4,669,684)	(139,733,849)
Net increase (decrease)	(922,588)	$(31,630,054)	919,248	$26,439,052

Class A
Shares sold	14,003,299	$394,709,652	11,615,835	$348,059,488
Shares issued on reinvestment	8,603,924	229,130,694	14,186,721	421,548,869
Shares repurchased	(16,070,875)	(452,893,567)	(15,411,787)	(460,893,948)
Net increase	6,536,348	$170,946,779	10,390,769	$308,714,409

Class C
Shares sold	608,432	$16,803,117	355,545	$10,425,455
Shares issued on reinvestment	150,067	3,921,520	299,638	8,753,500
Shares repurchased	(1,060,065)	(29,328,674)	(2,174,655)	(63,712,928)
Net decrease	(301,566)	$(8,604,037)	(1,519,472)	$(44,533,973)

Class FI
Shares sold	2,066	$57,131	722	$20,876
Shares issued on reinvestment	1,578	41,879	2,695	79,879
Shares repurchased	(3,288)	(96,155)	(2,745)	(82,812)
Net increase	356	$2,855	672	$17,943

ClearBridge Dividend Strategy Fund 2022 Annual Report	35

Notes to financial statements (cont’d)

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount

Class R
Shares sold	236,367	$6,586,015	83,682	$2,553,465
Shares issued on reinvestment	78,770	2,080,175	147,909	4,362,320
Shares repurchased	(415,823)	(11,654,720)	(292,854)	(8,847,473)
Net decrease	(100,686)	$(2,988,530)	(61,263)	$(1,931,688)

Class I
Shares sold	9,586,942	$280,128,922	6,794,810	$207,845,173
Shares issued on reinvestment	2,022,203	55,753,610	3,185,678	97,816,323
Shares repurchased	(8,517,232)	(247,994,992)	(23,273,975)	(681,760,080)
Net increase (decrease)	3,091,913	$87,887,540	(13,293,487)	$(376,098,584)

Class IS
Shares sold	760,878	$22,189,863	1,310,911	$41,802,947
Shares issued on reinvestment	155,381	4,287,077	274,322	8,417,539
Shares repurchased	(899,073)	(27,092,205)	(4,641,718)	(142,768,580)
Net increase (decrease)	17,186	$(615,265)	(3,056,485)	$(92,548,094)

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended December 31, 2022. The following transactions were effected in such company for the year ended December 31, 2022.

	Affiliate Value at December 31, 2021	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$10,861,864	$181,694,166	181,694,166	$174,076,437	174,076,437

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2022
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$389,126	—	$18,479,593

9. Redemption facility

On February 4, 2022, the Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates,

36	ClearBridge Dividend Strategy Fund 2022 Annual Report

became a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 2, 2024.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended December 31, 2022.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$124,310,754	$81,350,829
Net long-term capital gains	265,622,024	639,143,694
Total distributions paid	$389,932,778	$720,494,523

As of December 31, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed long-term capital gains — net	$143,864,934
Other book/tax temporary differences(a)	(12,178)
Unrealized appreciation (depreciation)(b)	2,981,282,589
Total distributable earnings (loss) — net	$3,125,135,345

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between the book and tax cost basis in partnership investments.

11. Recent accounting pronouncements

In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early

ClearBridge Dividend Strategy Fund 2022 Annual Report	37

Notes to financial statements (cont’d)

adoption. Management has reviewed the requirements and believes that the adoption of the ASU will not have a material impact on the financial statements.

*  *  *

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Fund will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Trustees.

38	ClearBridge Dividend Strategy Fund 2022 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Investment Trust and Shareholders of ClearBridge Dividend Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Dividend Strategy Fund (one of the funds constituting Legg Mason Partners Investment Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 13, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

ClearBridge Dividend Strategy Fund 2022 Annual Report	39

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Dividend Strategy Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

40	ClearBridge Dividend Strategy Fund

Independent Trustees† (cont’d)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

ClearBridge Dividend Strategy Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 57 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

42	ClearBridge Dividend Strategy Fund

Independent Trustees† (cont’d)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 127 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	127
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

ClearBridge Dividend Strategy Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

44	ClearBridge Dividend Strategy Fund

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge Dividend Strategy Fund	45

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2022:

	Pursuant to:		Amount Reported
Long-Term Capital Gain Dividends Distributed	§	852(b)(3)(C)	$283,176,834
Income Eligible for Dividends Received Deduction (DRD)	§	854(b)(1)(A)	$153,530,646
Qualified Dividend Income Earned (QDI)	§	854(b)(1)(B)	$174,630,081

46	ClearBridge Dividend Strategy Fund

ClearBridge

Dividend Strategy Fund

Trustees

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Chair

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor

Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Dividend Strategy Fund

The Fund is a separate investment series of Legg Mason Partners Investment Trust, a Maryland statutory trust.

ClearBridge Dividend Strategy Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Dividend Strategy Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

* For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FD0420 2/23 SR23-4594

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2021 and December 31, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $159,998 in December 31, 2021 and $134,998 in December 31, 2022.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2021 and $0 in December 31, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $30,000 in December 31, 2021 and $30,000 in December 31, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Investment Trust., were $0 in December 31, 2021 and $0 in December 31, 2022.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Investment Trust during the reporting period were $855,080 in December 31, 2021 and $824,290 in December 31, 2022.

(h) Yes. Legg Mason Partners Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 17, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 17, 2023

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 17, 2023